EXHIBIT  23.     CONSENT  OF  INDEPENDENT  AUDITORS

     CONSENT  OF  INDEPENDENT  AUDITORS
     ----------------------------------

Board  of  Directors
Crys-Tel  Telecommunications.com,  Inc.
18  Half  Moon
Irvine,  California  92614

We consent to the use in this Registration Statement of Crys-Tel Telecommunications.com, Inc. on Form 10-SB, of our report dated September 30, 1999 of Crys-Tel Telecommunications.com for the years ended June 30, 1998 and 1999, which are part of this Registration Statement, and to all references to our firm included in this Registration Statement.

September  30,  1999

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